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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 13, 2002




                          PHILIP MORRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)


         Virginia                                1-8940                                 13-3260245
(State or other jurisdiction                     (Commission                            (I.R.S. Employer
of incorporation)                                File Number)                           Identification No.)


120 Park Avenue, New York, New York                                                     10017-5592
(Address of principal executive offices)                                                (Zip Code)


       Registrant's telephone number, including area code: (917) 663-5000


         (Former name or former address, if changed since last report.)

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Item 9.       Regulation FD Disclosure.

         The information in this Current Report is being furnished pursuant to
Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

         On August 13, 2002, the Company filed with the Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 accompanied by the certifications of Louis C. Camilleri, the Company's President and Chief Executive Officer (chief executive officer), and Dinyar S. Devitre, the Company's Senior Vice President and Chief Financial Officer (chief financial officer), required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002. The text of each of these certifications is set forth below.

         On August 13, 2002, pursuant to Securities and Exchange Commission Order No. 4-460 requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, as amended, Philip Morris Companies Inc. (the "Company") delivered to the Securities and Exchange Commission (the "Commission") sworn statements of Louis C. Camilleri, the Company's President and Chief Executive Officer (principal executive officer), and Dinyar S. Devitre, the Company's Senior Vice President and Chief Financial Officer (principal financial officer), both in the form of Exhibit A to the Order. The text of each of these sworn statements is set forth below:



          A. STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS

I, Louis C. Camilleri, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Philip Morris Companies Inc., and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).


                                           2





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(2)      I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o Annual Report on Form 10-K for the year ended December 31, 2001 of Philip Morris Companies Inc.
         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Philip Morris Companies Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and
         o any amendments to any of the foregoing.


/s/  LOUIS C. CAMILLERI
-----------------------
Louis C. Camilleri
President and Chief Executive Officer
August 13, 2002

                                               Subscribed and sworn to
                                               before me this 13th day of
                                               August 2002.

                                              /s/ CAROLE WILKINSON
                                              ------------------------------
                                              Notary Public

                                              My Commission Expires:
                                              August 31, 2002
                                              ------------------------------
                                              CAROLE WILKINSON
                                              Notary Public, State of New York
                                              No. 4624866
                                              Qualified in Nassau County
                                              Commission Expires August 31, 2002

          B. STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS

I, Dinyar S. Devitre, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Philip Morris Companies Inc., and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).



                                       3



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(2)      I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o Annual Report on Form 10-K for the year ended December 31, 2001 of Philip Morris Companies Inc.
         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Philip Morris Companies Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and
         o any amendments to any of the foregoing.


/s/ DINYAR S. DEVITRE
-------------------------
Dinyar S. Devitre
Senior Vice President and
Chief Financial Officer
August 13, 2002



                                             Subscribed and sworn to
                                             before me this 13th day of
                                             August 2002.

                                             /s/ CAROLE WILKINSON
                                             --------------------------
                                             Notary Public

                                             My Commission Expires:
                                             August 31, 2002
                                             --------------------------
                                             CAROLE WILKINSON
                                             Notary Public, State of New York
                                             No. 4624866
                                             Qualified in Nassau County
                                             Commission Expires August 31, 2002

                       C. CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Philip Morris Companies Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Louis
C. Camilleri, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    4





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/s/   LOUIS C. CAMILLERI
-------------------------
Louis C. Camilleri
President and Chief
Executive Officer
August 13, 2002


                        D. CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Philip Morris Companies Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dinyar
S. Devitre, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/   DINYAR S. DEVITRE
-----------------------
Dinyar S. Devitre
Senior Vice President and
Chief Financial Officer
August 13, 2002

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PHILIP MORRIS COMPANIES INC.


                                 By:   /s/ G. PENN HOLSENBECK
                                       -------------------------
                                       Name: G. Penn Holsenbeck
                                       Title:  Vice President, Associate General
                                               Counsel and Corporate Secretary



DATE: August 13, 2002



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